EXHIBIT 99

CERTIFICATION OF PERIODIC FINANCIAL REPORTS UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that this Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein fairly presents, in all material respects, the financial condition and results of operations of Rayonier Inc.

/s/ W. L. Nutter W. L. Nutter Chairman, President and Chief Executive Officer	/s/ Gerald J. Pollack Gerald J. Pollack Senior Vice President and Chief Financial Officer

April 11, 2003